Knoll, Inc. Exhibit 99.1 Second Quarter 2019 Investor Presentation Introducing Knoll Design Days June 10–12 811 W. Fulton Market Chicago Andrew Cogan, Chairman & CEO Charles Rayfield, SVP & CFO

Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.'s expected future financial position, results of operations, revenue and profit levels, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “goals,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding our publicly announced plans for increased capital and investment spending to achieve our long-term revenue and profitability growth goals, our integration of acquired businesses, our supply chain optimization efforts and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll's new products, the pricing and availability of raw materials and components, foreign currency exchange, transportation costs, demand for high quality, well designed furniture solutions, changes in the competitive marketplace, changes in the trends in the market for furniture or coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, our supply chain optimization initiatives and other risks identified in Knoll's annual report on Form 10-K, and other filings with the Securities and Exchange Commission. Many of these factors are outside of Knoll's control. This presentation also includes non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non- GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non- GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. © 2018 Knoll Inc. 2

Knoll is: A constellation of design-driven brands and people, working together with our clients to create inspired modern interiors.

Investment Rationale › Top line growth driven by penetration into the expanding ancillary market and expansion of higher margin Lifestyle businesses › Lean opportunities to drive Office margins higher › Strong track record of successful acquisitions; Muuto transaction seeing accelerating penetration in North America coupled with rapid deleveraging › Driven and motivated management team aligned with shareholder objectives © 2018 Knoll Inc. 4

Four strategic imperatives drive our strategy › Leverage dealer network to target underpenetrated and emerging ancillary categories and markets for growth › Expand our global reach into residential and decorator channels › Maximize office segment profitability and growth › Leverage technology to expand our market visibility and improve our efficiency © 2018 Knoll Inc. 5

Our strategic vision becoming reality Leveraging Financial Results Strategic Investments Technology Strong Q1 2019 Highest continuous Successful ERP Flagship showroom Muuto North sales and improvement deployment in April 2019 opening in growing American sales profitability savings realization for the ordering and Fulton Market area up 100% over growth in Q1 2019 customer service functions of Chicago prior year Q1 YOY Growth Sales 12.2% Adjusted EBITDA 10 bps Adjusted EPS 7.9% Note: Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Net Earnings to Adjusted EBITDA by segment and EPS to Adjusted EPS, see page 28. © 2018 Knoll Inc. 6

Through both organic product development and M&A, we continue to shift the mix of sales to our higher margin Lifestyle segment Q1 2019 Net Sales Q1 2019 Adjusted Q1 2019 Net Sales by Geography EBITDA USA Rest of World Note: Adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($4M) in Q1 2019. Note: Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Earnings to Adjusted EBITDA by segment, see page 28. © 2018 Knoll Inc. 7

Knoll brands span commercial and residential applications with high design opportunities, and are heavily influenced by architect and designer specifiers



Luxury
Affordable luxury
Accessible
Commercial
Residential
HOLLY HUNT
Edelman
KnollStudio
KnollTextiles
DatesWeiser
Spinneybeck
FilzFelt
Muuto
Knoll Office
KnollExtra
- Residential product
- Hybrid product
- Commercial product

- Changing work style
- Resimercial aesthetic
- Global capability

- Favorable demographics
- High margin opportunities
- Fragmented competitors

$73B Global Commercial Market
- $8B luxury
- $11B affordable luxury

~$18B North American Commercial Market

$266B Global Residential Market
- $9B luxury
- $17B affordable luxury

Sources: Based on Knoll, Inc. and BIFMA estimates

© 2018 Knoll Inc.
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We have a cohesive spectrum of brands and offerings from high-performance workplace to “resimercial” ancillary… Enerkem 1717 Innovation Center Cushman & Wakefield Enerkem Sem Group Knoll Office TWA Outline Highback Work DatesWeiser KnollStudio Muuto Ancillary Offering © 2018 Knoll Inc. 9

…and from the highest-end luxury living spaces to affordable luxury for the home HOLLY HUNT | Vladimir Kagan KnollStudio New York Home Design Shop Muuto KnollTextiles Spinneybeck | FilzFelt © 2018 Knoll Inc. 10

Focus on crossover Lifestyle opportunities is ramping up our ancillary penetration and accelerating our quarter over quarter growth vs the market


Knoll, Inc. ↑12%
Workplace ↑14%
Knoll Office ↑9%
Lifestyle ↑17%
+Adjustable Tables
+DatesWeiser
+Rockwell Unscripted
+Muuto
+KnollStudio
+Spinneybeck / FilzFelt
Workplace ↑31%
Residential ↑5%

- Record 25% Workplace from Lifestyle
- Lifestyle added 500 basis points to Office growth
- Workplace added 1200 basis points to Lifestyle growth
- >BIFMA 6%

Note: For a reconciliation of Workplace and Residential sales, see page 30.

© 2018 Knoll Inc.
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As clients rethink their priorities, we see a major inflection point in workplace design, creating new challenges and opportunities for Knoll Workstations Workstations Shared Spaces Client Space Allocation Shared Spaces Individual Group Formal Casual Corporate / commercial aesthetic Hospitality based Dedicated Shared One Size Fits All Competition for Talent Fixed Mobile / Adjustable $1M+ projects Small to mid size projects © 2018 Knoll Inc. 12

In workplace, Knoll is maintaining our workstation share and expanding in the high-growth Shared Spaces segment



Estimate Shared Spaces Sales as % of Total Workplace Sales
16%[2]
23%[2]
2014
2018



Estimate Knoll Workplace Market Share
2018 Industry ~$17.5B[1]
Workstations 45%[2] of total market
Shared Spaces 55%[2] of total market
Workstations 8% market share[2] (flat from 2014)
Shared Spaces 2% market share[2] (up from 1% in 2014)
±5% combined market share[2]

1. BIFMA estimates the 2018 NA commercial furniture industry at $16.5B (not including $2.9B of specialty—i.e., non-office--furniture). Approximately $1B of residential furniture is sold into the NA commercial furniture market annually (Knoll Estimate) and has been added to the estimate industry size. 2. Knoll Estimate.

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Knoll brands span the workplace market with crossover applicability in the residential and contract spaces

WORKPLACE FURNITURE MARKET SEGMENTATION



Shared Spaces ~ $9.6B[1]
Workstations ~ $7.9B[1]
Luxury
Affordable luxury
Accessible
Cheap
HOLLY HUNT
Cassina
B&B
Poltrona Frau
HermanMiller Collection
DatesWeiser
KnollStudio
BERNHARDT
RH
DESIGN WITHIN REACH
BUZZI SPACE
coalesse
Room&Board
Andreu World
viccarbe
arper
DAVIS
Muuto
HAY
STYLEX
Allermuir
west elm
BLU DOT
west elm WORKSPACE
CB2
IKEA
Knoll Office
HermanMiller
teknion
Steelcase
HAWORTH

Residential (~$1B)[1]

- Limited durability & warranty in commercial setting
- Payment at order

Crossover

- Residential/hospitality sensibility; appropriate for commercial use
- ±5 yrs warranty

Contract

- Aesthetic & function specific to workplace setting
- 10+ years durability and warranty

Note: All brand positions are approximate. 1. BIFMA estimates the 2018 NA commercial furniture industry at $16.5B (not including $2.9B of specialty—i.e., non-office--furniture). Approximately $1B of residential furniture is sold into the NA commercial furniture market annually (Knoll Estimate) and has been added to the estimate industry size. Knoll estimates Shared Spaces comprised 55% of the NA commercial furniture marketing in 2018.

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Muuto Expansion Strategy We are on track to more than double the size of Muuto in the first 3-5 years following acquisition •1 North America: Massive upside to sales prior to acquisition by leveraging Knoll client base, architect and designer relationships, and contract and residential distributors • We are realizing strong dealer uptake and meaningful penetration of Knoll corporate clients 2017 Muuto •2 Europe: Introduce Muuto to Knoll residential distribution and corporate clients Global Reach 3• Global: Scale product scope and consumer business • Product expansion across furniture, lighting 1 and accessory categories • Develop direct-to-consumer channels, including e-commerce (2020) 2 3 Sales & Adjusted EBITDA growth >2X © 2018 Knoll Inc. 15

Industry indicators Corporate profit growth positive in Q4 Small business optimism index 120 % Change from Prior Year Quarter remains positive 115 110 105 100 95 90 85 80 2015 2016 2017 2018 2019 Source: Bureau of Economic Analysis as of Q4 2018 Source: NFIB Research Center Architectural billings trended down for first time in two years but indicators of Net absorption trending down slightly Office construction spending future work remain positive Annual Net Absorption (sf) trending higher 60 ABI Billing Index 55 50 Billions 45 40 2015 2016 2017 2018 2019 Source: American Institute of Architects Source: JLL Source: U.S. Bureau of the Census as of Q4 2018 © 2018 Knoll Inc. 16

Q1 2019 results continued to build on the momentum from 2018 initiatives, with strong growth in sales and profitability Sales Growth YoY – ($ Millions) Adjusted Gross Profit ($ Millions) and % +5%* +5%* Adjusted EBITDA ($ Millions) and % Adjusted Diluted Earnings Per Share +6%* +5%* *Percent calculations are CAGR Note: Adjusted Gross Profit, Adjusted Gross Profit Percentage, Adjusted EBITDA, Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of Gross Profit and Gross Profit Percentage to Adjusted Gross Profit and Adjusted Gross Profit Percentage see page 26, © 2018 Knoll Inc. Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage and EPS to Adjusted EPS, see page 29. 17

We are off to a very strong start in 2019 with sales, adjusted EBITDA and adjusted EPS up from prior year Q1-19 Q1-18 B / (W) Actual Actual vs. Prior Year Net Sales $ 332.8 $ 296.6 $ 36.2 12.2% Gross Profit 123.8 107.7 16.1 15.0% Gross Profit % 37.2% 36.3% 90 bps Adjusted Operating Expenses 92.0 82.0 (10.0) (12.3)% Adjusted Operating Profit 31.8 25.7 6.1 23.4% Adjusted Operating Profit % 9.5% 8.7% 80 bps Adjusted EBITDA $ 41.6 $ 36.8 $ 4.8 13.0% Adjusted EBITDA % 12.5% 12.4% 10 bps Adjusted Diluted EPS $0.41 $0.38 $ 0.03 7.9% Note: Adjusted Operating Expenses, Adjusted Operating Profit and Adjusted Operating Profit Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of Operating Expenses to Adjusted Operating Expenses, Operating Profit and Operating Profit Percentage to Adjusted Operating Profit and Adjusted Operating Profit Percentage, see page 26, Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage, and EPS to Adjusted Diluted EPS, see page 28. © 2018 Knoll Inc. 18

Q1 2019 growth was led by workplace sales growth in Office, Muuto, KnollStudio and Spinneybeck/FilzFelt as our ancillary strategy continues to resonate in the market

Net Sales ($ Millions)

+ Volume driven by height adjustable tables, wood products, Rockwell, DatesWeiser
+ Price realization
+ Strong backlog entering 2019

+ Muuto – Upside in NA market and additional 3 weeks of sales
+ NA Studio –large contract orders
+ Spinneybeck – Architectural application growth and strong backlog



+12.2%
$297
$333
Q1-18
Q1-19
KNOLL



+9.2%
$185
$202
Q1-18
Q1-19
OFFICE



+17.2%
$111
$131
Q1-18
Q1-19
LIFESTYLE

Adjusted EBITDA ($ Millions)

+ Volume
+ Price realization
+ Continuous improvements
- Transportation and commodity inflation
- OPEX investments and incentives from higher volume

+ Muuto – volume
+ Spinneybeck - volume
- Textiles – lower volume
- Holly Hunt – additional investment in new product and showrooms



+13.0%
$37
$42
12.4%
12.5%
Q1-18
Q1-19
KNOLL
10 bps



+23.1%
$17
$21
9.0%
10.1%
Q1-18
Q1-19
OFFICE
110 bps



+6.7%
$24
$25
21.2%
19.3%
Q1-18
Q1-19
LIFESTYLE
(190) bps

Note: Segment Adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($3M) in Q1 2018 and ($4M) in Q1 2019.
Note: Adjusted EBITDA is a non-GAAP financial measures. For a reconciliation of Operating Profit to Adjusted EBITDA by segment, see page 27.

© 2018 Knoll Inc.
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Workplace growth of 14.1% in Q1 2019, outpacing the reported industry growth of approximately 6%* Workplace vs Residential Sales ($ Millions) 12.2% Note: For a reconciliation of Workplace and Residential sales, see page 30. *Based on trailing 3 month BIFMA estimates © 2018 Knoll Inc. 20

Commodity and transportation inflation will dissipate through the back half of 2019; tariff impacts are mitigated by our actions and business structure H1 2019 H2 2019 (+) Positive volume absorption (+) Positive volume absorption (+) Net price realization (+) Continuous improvement initiatives (+) Highest cost reduction realization to date in Q1 2019 (-) Tariffs effective June 1, impact of $2 – 3 million (-) Year over year commodity and transportation inflation; peak in Q1 2019 . © 2018 Knoll Inc. 21

Continuous improvement initiatives have yielded significant savings • Will continue over the next several years, targeting 100 bps of cost savings per year • Multiyear roadmap to rationalize fixed cost footprint by 2021 • Decrease square footage • Phase out legacy products • Supply chain optimization Supply Chain New Product Optimization Offerings Manufacturing Legacy Products Footprint © 2018 Knoll Inc. 22

Continuing our de-leveraging strategy, debt reduction will continue to be a primary use of free cash through 2019 Bank Net Leverage Ratio(1) Bank Debt ($ in millions)(2) $533 3.21 $470 $470 3.12 2.64 2.58 2.41 2.23 $290 $276 1.67 $239 $232 1.37 1.37 $197 $179 2013 Q1-2014 2014 2015 2016 2017 Q1-2018 2018 Q1-2019 2013 Q1-2014 2014 2015 2016 2017 Q1-2018 2018 Q1-2019 (1) Bank Net Leverage Ratio is calculated by dividing (i) outstanding (2) Includes bank debt, outstanding letters of credit, and guarantee obligations. debt minus cash up to $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM. For details on the calculation of the Bank Net Leverage Ratio, see page 31. © 2018 Knoll Inc. 23

We hare returned cash to shareholders of $30 - $40 million per year over the last five years, and will raise the dividend to $0.17 per share from $0.15 per share in Q2 2019 $41.2 $35.0 $33.1 $34.7 $33.7 Dividends Share Repurchases1 ($ millions) ($ 1. Share repurchases represent the value of shares withheld for taxes on the vesting of restricted shares and units through the Company’s stock compensation plans. © 2018 Knoll Inc. 24

Thank You © 2018 Knoll Inc. 25

Reconciliation of Non-GAAP Results Years Ended December 31, 2015 2016 2017 2018 TTM 2019 Gross Profit ($mm) $ 412.1 $ 446.0 $ 414.6 $ 481.5 $ 497.6 Add back (deduct): Acquisition related inventory adjustment - - - 0.9 0.9 Seating product discontinuation charge 0.9 - - 0.7 0.7 Adjusted Gross Profit $ 413.0 $ 446.0 $ 414.6 $ 483.1 $ 499.2 Net Sales ($mm) $ 1,104.4 $ 1,164.3 $ 1,132.9 $ 1,302.3 $ 1,338.5 Adjusted Gross Profit % 37.4% 38.3% 36.6% 37.1% 37.3% Q1 19 Q1 18 Q1 19 Q1 18 Operating Profit ($mm) $ 29.2 $ 22.5 Add back (deduct): Operating Expenses ($mm) $ 94.6 $ 85.2 Acquisition related expenses Less: 2.5 2.7 Acquisition related expenses 2.5 2.7 Restructuring charges 0.1 0.5 Restructuring charges 0.1 0.5 Adjusted Operating Profit $ 31.8 $ 25.7 Adjusted Operating Expenses $ 92.0 $ 82.0 Net Sales ($mm) $ 332.8 $ 296.6 Operating Profit % 8.8% 7.6% Adjusted Operating Profit % 9.5% 8.7% © 2018 Knoll Inc. 26

Reconciliation of Non-GAAP Results Q1 2018 Q1 2019 Office Lifestyle Corporate Knoll, Inc. Office Lifestyle Corporate Knoll, Inc. Operating Profit (loss) $ 8.9 $ 20.2 $ (6.6) $ 22.5 $ 14.1 $ 20.7 $ (5.6) $ 29.2 Add back: Acquisition related expenses (1) - - 1.0 1.0 - 0.4 - 0.4 Restructuring charges 0.5 - - 0.5 0.1 - - 0.1 Depreciation and amortization 5.1 2.8 0.3 8.2 5.0 3.4 0.1 8.5 Stock compensation 0.5 0.6 1.4 2.5 0.4 0.7 1.0 2.1 Other income (expense) items 1.7 - 0.4 2.1 0.9 - 0.4 1.3 Adjusted EBITDA (loss) $ 16.7 $ 23.6 $ (3.5) $ 36.8 $ 20.5 $ 25.2 $ (4.1) $ 41.6 Net sales $ 185.1 $ 111.5 $ 296.6 $ 202.2 $ 130.6 $ 332.8 Operating profit % 4.8% 18.1% N/A 7.6% 7.0% 15.8% N/A 8.8% Adjusted EBITDA % 9.0% 21.2% N/A 12.4% 10.1% 19.3% N/A 12.5% (1) Acquisition related expenses includes customary acquisition related expenses for the three months ended March 31, 2018. Acquisition related expenses includes retention agreements for key employees and other acquisition related expenses for the three months ended March 31, 2019. Amortization of acquired intangible assets is shown above within “Depreciation and amortization”. © 2018 Knoll Inc. 27

Reconciliation of Non-GAAP Results Q1 18 Q1 19 Net Earnings $ 15.3 $ 18.0 Add back: Q1 18 Q1 19 Income tax expense 5.7 6.5 Diluted earnings per share $ 0.31 $ 0.37 Interest expense 5.5 5.2 Depreciation and amortization 8.2 8.5 Add back: EBITDA $ 34.7 $ 38.2 Acquisition related expenses 0.06 0.05 Restructuring charges 0.01 - Loss on extinguishment of debt 0.03 - Add back: Stock compensation 2.5 2.1 Less: Other non-cash items (1.9) 0.6 Tax effect of non-GAAP adjustments (1) 0.03 0.01 Acquisition related expenses 1.0 0.4 Restructuring charges 0.5 0.1 Adjusted Diluted earnings per share $ 0.38 $ 0.41 Pension settlement charge - 0.2 Adjusted EBITDA $ 36.8 $ 41.6 Net Sales $ 296.6 $ 332.8 Adjusted EBITDA % 12.4% 12.5% (1) Tax effect of non-GAAP adjustments was calculated using the Knoll Inc. consolidated effective tax rate for the period in which the adjustment occurred. © 2018 Knoll Inc. 28

Reconciliation of Non-GAAP Results

	Years Ended December 31, 2015	2016	2017	2018	TTM 2019
Net Earnings ($mm)	$ 66.0	$ 82.1	$ 80.2	$ 73.2	$ 76.0
Add back:					
Income tax expense	37.5	45.4	(1.6)	24.9	25.6
Interest expense	6.9	5.4	7.5	20.9	20.6
Depreciation and amortization	20.5	22.4	26.0	34.4	34.7
EBITDA	$ 130.9	$ 155.3	$ 112.1	$ 153.4	$ 156.9
Add back:					
Non-cash items and other (1)	12.5	13.4	32.4	23.1	24.4
Adjusted EBITDA	$ 143.4	$ 168.7	$ 144.5	$ 176.5	$ 181.3
Net Sales ($mm)	$ 1,104.4	$ 1,164.3	$ 1,132.9	$ 1,302.3	$ 1,338.5
Adjusted EBITDA %	13.0%	14.5%	12.8%	13.6%	13.5%

(1) Non-cash and other items include, but are not limited to, write-offs of property, plant, and equipment, product discontinuation charges, pension settlements and other postretirement benefit curtailments, losses on extinguishment of debt, stock-base compensation expenses, unrealized gains or losses on foreign exchange, restructuring charges, and acquisition related expenses..

	Years Ended December 31, 2015	2016	2017	2018	TTM 2019
Diluted earnings per share	$ 1.36	$ 1.68	$ 1.63	$ 1.49	$ 1.55
Add back:					
Acquisition related inventory adjustment	-	-	-	0.02	0.02
Seating product discontinuation charge	0.02	-	-	0.02	0.02
Acquisition related expenses	0.05	0.05	0.06	0.27	0.25
Restructuring charges	0.02	-	0.04	0.05	0.04
Write-off of property, plant and equipment	-	-	0.33	-	-
Loss on extinguishment of debt	-	-	-	0.03	-
Pension settlement charge	-	-	0.04	0.12	0.11
Intangible asset impairment charge	0.22	-	-	-	-
Less:					
Tax effect on non-GAAP adjustments (1)	0.11	0.01	0.14	0.15	0.11
Tax Reform	-	-	0.54	-	-
Adjusted diluted earnings per share	$ 1.55	$ 1.72	$ 1.42	$ 1.85	$ 1.88

(1) Tax effect of non-GAAP adjustments was calculated using the Knoll Inc. consolidated effective tax rate excluding the one-time tax benefit from Tax Reform for the period in which the adjustment occurred.

© 2018 Knoll Inc.

29

Reconciliation of Workplace and Residential Sales Q1 19 Q1 18 Net Sales Net Sales % Growth Office Workplace $ 202.2 $ 185.1 9.2% Office Residential - - N/A Office Segment $ 202.2 $ 185.1 9.2% Lifestyle Workplace $ 68.5 $ 52.2 31.2% Lifestyle Residential 62.1 59.3 4.7% Lifestyle Segment $ 130.6 $ 111.5 17.1% Knoll, Inc Workplace $ 270.7 $ 237.3 14.1% Knoll, Inc Residential 62.1 59.3 4.7% Total Knoll, Inc $ 332.8 $ 296.6 12.2% Workplace vs Residential % Knoll, Inc Workplace 81.3% 80.0% Knoll, Inc Residential 18.7% 20.0% Total Knoll, Inc 100.0% 100.0% © 2018 Knoll Inc. 30

Reconciliation of Non-GAAP Results

	12/31/13	3/31/14	12/31/14	12/31/15	12/31/16	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19
Debt Levels ($mm)	$ 178.8 (1)	$ 289.8 (1)	$ 275.5 (1)	$ 238.7 (1)	$ 231.8 (1)	$ 197.4 (1)	$ 517.8 (2)	$ 499.8 (2)	$ 482.5 (2)	$ 468.9 (2)	$ 468.1 (2)
LTM Net Earnings ($mm)	$ 23.2	$ 25.0	$ 46.6	$ 66.0	$ 82.1	$ 80.2	$ 92.3 a/	$ 89.9 b/	$ 88.0 c/	$ 73.9 d/	$ 75.9
LTM Adjustments											
Interest	5.3	5.5	6.7	6.1	4.7	6.8	11.0	14.5	17.7	20.9	20.6
Taxes	15.7	16.0	29.2	37.5	45.4	(1.6)	1.3	(1.9)	(3.8)	25.2	25.7
Depreciation and Amortization	16.3	16.9	20.0	21.3	23.0	26.7	29.4	31.3	33.2	34.4	34.7
Non-cash Items and Other (3)	19.7	27.0	11.9	12.5	13.4	32.3	31.8	38.1	40.7	23.2	24.4
LTM Adjusted EBITDA	$ 80.2	$ 90.4	$ 114.4	$ 143.4	$ 168.7	$ 144.5	$ 165.8	$ 172.0	$ 175.8	$ 177.6	$ 181.3
Bank Net Leverage Calculation (4)	2.23	3.21	2.41	1.67	1.37	1.37	3.12	2.91	2.75	2.64	2.58

(1) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Per the terms of the credit facility filed with the Securities and Exchange Commission on May 21, 2014, excess cash over $15.0M reduces the outstanding debt.

(2) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Per the terms of the credit facility filed with the Securities and Exchange Commission on January 25, 2018, cash up to $15.0M reduces the outstanding debt.

(3) - Non-cash and Other items include, but are not limited to, intangible asset impairment charges, pension settlements and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, restructuring charges, and acquisition related expenses.

(4) - Bank net leverage is calculated by dividing debt by LTM Adjusted EBITDA, as calculated in accordance with our credit facility.

a/ Represents the trailing twelve months as of March 31, 2018 and includes twelve months of Muuto net earnings
b/ Represents the trailing twelve months as of June 30, 2018 and includes twelve months of Muuto net earnings
c/ Represents the trailing twelve months as of September 30, 2018 and includes twelve months of Muuto net earnings
d/ Represents the trailing twelve months as of December 31, 2018 and includes twelve months of Muuto net earnings

© 2018 Knoll Inc.

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© 2018 Knoll Inc. 32